Exhibit 99.1
FOR IMMEDIATE RELEASE
BPW ACQUISITION CORP. STOCKHOLDERS APPROVE MERGER
WITH THE TALBOTS, INC.

New York, NY — February 24, 2010 — BPW Acquisition Corp. (“BPW”) (AMEX: BPW) announced that at a special meeting of stockholders held today, BPW’s stockholders voted to adopt the previously announced Agreement and Plan of Merger, as amended on February 16, 2010, providing for the acquisition of BPW by The Talbots, Inc. (NYSE: TLB). Based on preliminary voting results from the independent inspector of elections, approximately 91 percent of votes cast were in favor of the merger proposal. Additionally, less than one percent of shares outstanding elected to convert their shares into cash.
During business proceedings at today’s special meeting, stockholders also approved the following resolutions:
•	The pre-closing certificate amendment proposal, which extends BPW’s corporate existence by two months, to twenty-six months in total from the date of its initial public offering; and

•	The post-closing certificate amendment proposal, which provides for the amendment and restatement of BPW’s certificate of incorporation to provide for the perpetual existence of BPW and to eliminate provisions of the BPW certificate of incorporation related to BPW’s operation as a blank check company.
“We are pleased that our stockholders have voted in support of this transaction, which is uniquely designed to enhance value for shareholders of both BPW and Talbots,” said Gary S. Barancik, Chief Executive Officer of BPW. “We believe the merger of BPW and Talbots provides Talbots with the strategic capital necessary to strengthen its balance sheet and support future growth, while giving BPW stockholders and warrantholders the opportunity to participate in the growth of Talbots, one of the country’s best-known specialty retailers of women’s apparel.”
As previously disclosed, Talbots will promptly commence an exchange offer for existing BPW warrants held by public warrantholders.
The proposed transaction remains subject to customary closing conditions, the receipt of necessary financing by Talbots and the completion of the warrant exchange offer on the terms described in the merger agreement. BPW expects the transaction to close during the first calendar quarter of 2010.
About BPW Acquisition Corp.
BPW Acquisition Corp. is a special purpose acquisition company formed in 2008 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase,

FOR IMMEDIATE RELEASE
reorganization or other similar business combination with one or more operating businesses.
Contacts:
Robin Weinberg/Nathaniel Garnick
Sard Verbinnen & Co
(212) 687-8080
Cautionary Statement and Certain Risk Factors to Consider
In addition to the information set forth in this press release, you should carefully consider the risk factors and risks and uncertainties included in each of Talbots and BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this press release below.
This press release contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning Talbots or BPW’s outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward looking statements are based on a series of expectations, assumptions, estimates and projections about BPW and/or Talbots, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning liquidity, internal plans, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Business and forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:
•	Talbots and BPW’s ability to satisfy the conditions to consummation of the contemplated transactions;

•	BPW’s ability to obtain the necessary support of its stockholders to approve the transactions, including the risk that the exercise of conversion rights by BPW’s stockholders, together with transaction costs incurred by BPW, may cause the balance of the BPW trust account to fall below the level necessary to consummate the transaction;

•	BPW’s and Talbots ability to obtain the necessary participation of BPW warrant holders in the exchange of BPW warrants for Talbots stock or warrants;

•	Talbots ability to satisfy the conditions to the $200 million credit commitment provided by GE or, failing that, to obtain sufficient alternative financing on a timely basis;

FOR IMMEDIATE RELEASE
•	the availability of proceeds of the BPW trust account following any exercise by stockholders of their conversion rights and the incurrence of transaction expenses;

•	the continuing material impact of the deterioration in the U.S. economic environment over the past two years on Talbots business, continuing operations, liquidity, financing plans, and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;

•	Talbots level of indebtedness and its ability to refinance or otherwise address its short-term debt maturities, including all Aeon short-term indebtedness due April 16, 2010, on the terms or in amounts needed to satisfy maturities and to address its longer-term liquidity and cash needs, as well as its working capital, strategic initiatives and other cash requirements;

•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other Talbots cash requirements;

•	satisfaction of all borrowing conditions under all Aeon credit facilities including no events of default, accuracy of all representations and warranties, solvency conditions, absence of material adverse effect or change, and all other borrowing conditions;

•	risk of any default under Talbots Aeon credit facilities;

•	Talbots ability to achieve its 2009 financial plan for operating results, working capital, liquidity and cash flows;

•	risks associated with Talbots appointment of and transition to a new exclusive global merchandise buying agent and that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected, and risk that upon any cessation of the relationship for any reason Talbots would be able to successfully transition to an internal or other external sourcing function;

•	Talbots’ ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with extended payment of accounts payable and risk that suppliers could require earlier or immediate payment or other security due to any payment concern or timing;

•	risks and uncertainties in connection with any need to source merchandise from alternate vendors;

•	any disruption in Talbots’ supply of merchandise;

FOR IMMEDIATE RELEASE
•	Talbots ability to successfully execute, fund, and achieve supply chain initiatives, anticipated lower inventory levels, cost reductions, and other initiatives;

•	the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;

•	Talbots ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;

•	the success and customer acceptance of Talbots merchandise offerings;

•	future store closings and success of and necessary funding for closing underperforming stores;

•	risk of impairment of goodwill and other intangible and long-lived assets; and

•	the risk of continued compliance with NYSE continued listing conditions.
All of the forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. BPW can give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this press release or included in Talbots and/or BPW’s periodic reports filed with the Securities and Exchange Commission could materially and adversely affect Talbots and/or BPW’s continuing operations and Talbots and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, BPW does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by BPW following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction has been mailed to stockholders of Talbots and BPW. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with the warrant

FOR IMMEDIATE RELEASE
exchange offer. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the tender offer statement, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the tender offer statement, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the tender offer statement and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Arjay (Richard) Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310.
Talbots, BPW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transaction between Talbots and BPW. You can find information regarding Talbots directors and executive officers in Talbots definitive proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2009. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008, which was filed with the SEC on March 30, 2009. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the final Prospectus/Proxy Statement/Information Statement, as amended or supplemented.
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